                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                DECEMBER 29, 1999

                          CENTENNIAL TECHNOLOGIES, INC.
               --------------------------------------------------
               (Exact name of registrant as specified in charter)

        Delaware                           1-12912                    04-2978400
----------------------------      ------------------------       -------------------
(State or other jurisdiction      (Commission file number)       (IRS employer
        of incorporation)                                        identification no.)

                       7 LOPEZ ROAD, WILMINGTON, MA 01887
               ---------------------------------------------------
               (Address of principal executive offices) (Zip code)

       Registrant's telephone number, including area code: (978) 988-8848
                                                           --------------
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                                                         4

ITEM 2 - ACQUISITION OF ASSETS

         On December 29, 1999, Centennial Technologies, Inc. (the "Registrant"), acquired the assets of the flash memory card business (the "Acquired Assets") of Intel Corporation ("Intel") pursuant to an Asset Purchase Agreement (the "Asset Purchase Agreement") dated as of December 29, 1999 by and between the Registrant and Intel. A copy of the Asset Purchase Agreement is attached as Exhibit 2.1 hereto and is expressly incorporated in its entirety herein.

         Intel is based in Santa Clara, California, and is the world's largest chip maker as well as a leading manufacturer of computer, networking, and communications products.

         The Registrant paid cash and a note totaling $6 million, a payment of up to $4.5 million due upon the occurrence of certain contingencies, and approximately 16 percent of the outstanding shares of the Registrant, on an as-converted basis, for the Acquired Assets. The amount of consideration for the acquisition was determined through arm's length negotiations between the parties. The Registrant used existing cash and cash equivalents to pay the consideration for the acquisition.

         The Acquired Assets include certain tangible and intangible assets of the flash memory card business of Intel, including the PCMCIA card families (Series 2, Value series 100 and 200) and the miniature card families (Series 100 and 200) along with equipment, inventory, contract rights, intellectual property rights, and goodwill. The Company intends to use the Acquired Assets for purposes that are consistent with the historical use of such assets by Intel.

ITEM 5 - OTHER EVENTS

         The Registrant issued a press release on December 30, 1999 announcing the asset acquisition described in Item 2 above.

         A copy of the Registrant's press release described above is attached as
Exhibit 99.1 hereto and is expressly incorporated herein in its entirety.

ITEM 7 - FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBIT

         At the time of the filing of this Form 8-K, it is impracticable for the Registrant to provide the financial information relating to the acquisition of the Acquired Assets from Intel. Such required financial information , including both historical and pro forma financial information, will be filed by amendment not later than March 13, 2000, in accordance with Item 7, paragraphs (a) (4) and
(b) (2) of Form 8-K.


                                       2
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         (c)      Exhibits

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
         Exhibit 2.1 Asset Purchase Agreement dated December 29, 1999 between Centennial Technologies, Inc. and Intel Corporation (excluding schedules and exhibits, which the Registrant agrees to furnish supplementally to the Commission upon request).

         Exhibit 2.2 Rights Agreement dated December 29, 1999 between Centennial Technologies, Inc. and Intel Corporation.

         Exhibit 2.3         Subordinated Secured Promissory Note dated December
                             29, 1999.

         Exhibit 2.4 Security Agreement dated December 29, 1999 between Centennial Technologies, Inc. and Intel Corporation.

         Exhibit 99.1 Press Release of Centennial Technologies, Inc., dated December 30, 1999.
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                                       3

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    CENTENNIAL TECHNOLOGIES, INC.

Date: January 12, 2000              By: /s/ Richard J. Pulsifer
                                        -------------------
                                        Richard J. Pulsifer
                                        Chief Financial Officer, Secretary
                                          and Treasurer

                                  EXHIBIT INDEX

      EXHIBIT NO.    DESCRIPTION

      Exhibit 2.1 Asset Purchase Agreement dated December 29, 1999 between Centennial Technologies, Inc. and Intel
                            Corporation (excluding schedules and exhibits, which the Registrant agrees to furnish supplementally to the Commission upon request).

      Exhibit 2.2           Rights Agreement dated December 29, 1999 between
                            Centennial Technologies, Inc. and Intel Corporation.

      Exhibit 2.3           Subordinated Secured Promissory Note dated December
                            29, 1999.

      Exhibit 2.4           Security Agreement dated December 29, 1999 between
                            Centennial Technologies, Inc. and Intel Corporation.

      Exhibit 99.1          Press Release of Centennial Technologies, Inc. dated
                            December 30, 1999.
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